UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2012

 Flagstone Reinsurance Holdings, S.A.
(Exact name of registrant as specified in its charter)

Luxembourg	001-33364	98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Avenue de la Gore,
L-1611 Luxembourg, Grand Duchy of Luxembourg
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  +352 273 515 30

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05      AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

On May 17, 2012, the Board of Directors (the “Board”) of Flagstone Reinsurance Holdings, S.A. (the “Company”) adopted amendments to the Company’s Code of Conduct and Ethics (the “Code”).  The amendments incorporated into the Code the Company’s Whistleblowing Policy (the “Policy”).  Other amendments to the Code are technical, administrative and non-substantive.

The foregoing description of the amendments is qualified in its entirety by reference to the full text of the revised Code and the Policy.  The Company has posted the revised Code and the Policy in the “Financial and Investor Information – Corporate Governance” section of its website at www.flagstonere.com.  Information on the Company’s website is not incorporated by reference herein.

ITEM 5.07      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 18, 2012, the Company held its 2012 Annual General Meeting of Shareholders.  A quorum was present as required under the Company’s Articles of Incorporation (Statuts) as then in effect, and the proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2012 (the “Proxy Statement”), were approved, including the election of Messrs. Stewart Gross, E. Daniel James and Anthony P. Latham as directors, certain changes to the Company’s organizational documents and a number of matters required in accordance with Luxembourg law. The final results of the proposals are as follows:

1.           The election of three Class A directors to hold office until the Company’s 2015 Annual General Meeting of Shareholders or until their respective successors have been duly elected or appointed:

Nominees	For	Withhold	Broker Non-Vote
Stewart Gross	45,878,200	10,027,132	2,516,531
E. Daniel James	45,878,200	10,027,132	2,516,531
Anthony P. Latham	45,880,200	10,025,132	2,516,531

2.           The election of certain individuals as Designated Company Directors of certain of the Company’s non-U.S. subsidiaries:

For	Against	Abstain	Broker Non-Vote
55,501,583	42,970	360,779	2,516,531

3.           The approval of the appointment of Deloitte & Touche Ltd. (Bermuda) to serve as the Company’s Independent Registered Public Accounting Firm for fiscal year 2012 and until our 2013 annual general meeting of shareholders and to refer the determination of the auditor’s remuneration to the Board:

For	Against	Abstain	Broker Non-Vote
58,356,763	49,977	15,123	–

4.           The approval, as required by Luxembourg law, of the appointment of Deloitte Audit, Société à responsabilité limitée (Luxembourg) to serve as the Company’s Authorized Statutory Auditor (réviseur d’entreprises agree) for the fiscal year 2012 and until our 2013 annual general meeting of shareholders:
For	Against	Abstain	Broker Non-Vote
58,357,186	49,554	15,123	–

5.           The approval, as required by Luxembourg law, of the consolidated financial statements of the Company prepared in accordance with U.S. GAAP and the annual accounts of the Company prepared in accordance with Luxembourg GAAP, in each case as at and for the year ended December 31, 2011 (together, the “Luxembourg Statutory Accounts”):

For	Against	Abstain	Broker Non-Vote
58,338,420	38,484	44,959	–

6.           The approval, as required by Luxembourg law, of the Consolidated Management Report of the Board on the business of the Company in relation to the year ended December 31, 2011 and the Authorized Statutory Auditor’s Reports on the Luxembourg Statutory Accounts as at and for the year ended December 31, 2011:

For	Against	Abstain	Broker Non-Vote
58,338,420	38,484	44,959	–

7.           The allocation, as required by Luxembourg law, of the Company’s results and part of its distributable reserves:

For	Against	Abstain	Broker Non-Vote
58,368,256	38,484	15,123	–

8.           The granting of a discharge to each of the current and past directors and officers of the Company in respect to the performance of their mandates during the year ended December 31, 2011:

For	Against	Abstain	Broker Non-Vote
51,383,888	6,565,044	472,931	–

9.           The approval, as required by Luxembourg law, of all interim dividends declared since the Company’s last annual general meeting of shareholders:

For	Against	Abstain	Broker Non-Vote
58,366,356	40,384	15,123	–

10.           The approval of an amendment to the Articles of Incorporation (Statuts) to reduce the minimum number of required directors on the Board; the affirmative vote of more than two-thirds of the shares present, in person or by proxy, at the 2012 Annual General Meeting of Shareholders, was required to approve this amendment:

For	Against	Abstain	Broker Non-Vote
55,709,561	186,480	9,291	2,516,531

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

	By:	/s/William F. Fawcett
Name: William F. Fawcett
Title: General Counsel
Date: May 23, 2012